EXHIBIT 10.69

                 FINANCIAL  ADVISORY  AGREEMENT
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     This  FINANCIAL  ADVISORY  AGREEMENT, effective as of August 31, 1998 (this
"Agreement"),  is  made and entered into between Triton Energy Limited, a Cayman
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Islands  company  (the "Company"), and Hicks, Muse & Co. Partners, L.P., a Texas
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limited  partnership  (together  with  its  successors,  "HMCo").
                                                         ----

     WHEREAS, simultaneously with the execution and delivery of this Agreement, an affiliate of HMCo, HM 4 Triton, L.P., a Cayman Islands exempted limited partnership ("Purchaser"), is entering into a Stock Purchase Agreement of even
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date  herewith  with  the  Company  (the "Stock Purchase Agreement") pursuant to
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which  Purchaser  has  agreed,  subject to the terms and conditions of the Stock
Purchase Agreement, to purchase a portion of the share capital of the Company (the "Acquisition");
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     WHEREAS, the Company has requested that HMCo render, and HMCo has rendered, financial advisory services to the Company and its Subsidiaries in connection with the negotiation of the Acquisition; and

     WHEREAS, the Company has requested that HMCo render financial advisory, investment banking, and other similar services to the Company and its Subsidiaries with respect to any future proposals for (a) the acquisition (by direct issuance from the Company, from existing securityholders or otherwise) by any Person or group of Persons deemed a person under Section 13(a)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial
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ownership  of securities representing a majority of the combined voting power of the outstanding securities of the Company entitled to vote, generally or as a separate class or series or together with one or more class or series of shares or stock, in the election of directors of the Company, the result of which would result in such Person or Persons (or group) having the ability to elect a majority of the Board of Directors, (b) a reorganization, recapitalization, merger, consolidation or similar business combination or transaction (unless the holders of the outstanding securities of the Company entitled to vote in the election of directors prior to such transaction continue to own securities of the entity resulting from or surviving such transaction (a "Surviving Entity")
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entitled  to  vote in the election of directors sufficient to allow such holders to elect a majority of the board of directors of the Surviving Entity upon the completion of such transaction) or (c) a sale or other disposition (in a single transaction or a series of related transactions) of assets with an Asset Value (as defined in the Stock Purchase Agreement) in excess of 50% of the market value of the assets of the Company and its Subsidiaries as a whole (any one or more of such transactions described in clause (a) or (b) above, a "Stock
                                                                           -----
Transaction";  any  one  or  more  of such transactions described in clause (c)
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above, an "Asset Transaction" and any one or more of such transactions, a "Sale
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Transaction");
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     WHEREAS,  capitalized  terms used but not defined herein and defined in the
Stock Purchase Agreement shall have the meanings ascribed to such terms in the Stock Purchase Agreement;

     NOW, THEREFORE, in consideration of the services rendered and to be rendered by HMCo to the Company and its Subsidiaries and to evidence the obligations of the Company to HMCo and the mutual covenants herein contained, the Company and HMCo hereby agree as follows:

     1.     Retention.
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     (a)     The  Company  hereby acknowledges that it has retained HMCo for the benefit of the Company and its Subsidiaries, and HMCo acknowledges that it has acted, as financial advisor to the Company and its Subsidiaries in connection with the Acquisition.

     (b) The Company acknowledges that it has retained HMCo as its exclusive financial advisor in connection with any Sale Transaction that may be consummated from and after the First Closing during the term of this Agreement, and that the Company will not, and will cause its Subsidiaries not to, retain any other person or entity to provide such services in connection with any such Sale Transaction unless the Chief Executive Officer of the Company (the "CEO")
                                                                           ---
and HMCo mutually agree that the retention by the Company of a second financial advisor in addition to HMCo would be appropriate with respect to a given Sale Transaction; provided, however, that the Company, at the discretion of the CEO,
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may  elect  not  to retain a financial advisor with respect to a particular Sale
Transaction and in such event HMCo shall not be entitled to receive the cash fee set forth in Section 3(b) below. HMCo agrees that it shall provide such financial advisory, investment banking, and other similar services in connection with any such Sale Transaction as may be requested from time to time by the board of directors of the Company.

     2.     Term.
            ----

     (a) The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof, (ii) the date on which the Stock Purchase Agreement is terminated if such date occurs prior to the First Closing or (iii) the date on which Purchaser and its Affiliates cease to own beneficially, directly or indirectly, at least 5% of the outstanding Common Stock (determined after giving effect to the conversion of all 8% Preference Shares of the Company held by Purchaser and its Affiliates at the conversion rate thereof in effect as of any date of determination) (such date on which the term of this Agreement terminates herein referred to as the "Termination Date").
                                                             ----------------

     (b) Notwithstanding any termination of this Agreement, (i) the rights of the Indemnified Persons (as defined in Section 5 hereof) under Section 5 hereof shall survive any such termination of this Agreement, (ii) the Company shall pay to HMCo (A) if the Termination Date occurs prior to the First Closing, the Acquisition Fee contemporaneously with the termination of this Agreement,
(B) on the fifteenth (15th) day following the Termination Date, amounts payable to HMCo pursuant to Section 3(b) which have not been paid as of the Termination Date and (C) promptly (but not more than 10 days) after request by or notice from HMCo, the Reimbursable Expenses for which HMCo has provided the Company invoices or reasonably detailed descriptions relating to periods up to and including the Termination Date which have not been paid as of the Termination Date and (iii) the terms of this Agreement (including Section 7 hereof) shall survive any such termination for the purpose of enabling HMCo to enforce its rights set forth in this Section 2(b) and Section 5.

     3.     Compensation.
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     (a)     As  compensation  for  HMCo  s services as financial advisor to the
Company and its Subsidiaries in connection with the Acquisition, the Company hereby acknowledges that, upon the execution and delivery by HMCo of the Stock Purchase Agreement and this Agreement, HMCo has earned a cash fee in the amount of US$7,000,000 (the "Acquisition Fee") and irrevocably agrees to pay to HMCo a
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cash  amount  equal  to  the  Acquisition  Fee  by  wire transfer of immediately available funds to the account designated on Schedule A hereto contemporaneously
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with  the  earlier  to occur of (i) the First Closing or (ii) the termination of the  Stock  Purchase  Agreement.

     (b) As compensation for HMCo s financial advisory, investment banking, and other similar services rendered in connection with any Sale Transaction pursuant to Section 1(b) hereof consummated after the First Closing, the Company shall pay to HMCo, at the closing of any such Sale Transaction, a fee payable in cash in an amount equal to the lesser of (i) the amount of fees then charged by first tier investment banking firms for similar advisory services rendered in connection with transactions similar to such Sale Transaction or (ii) 1.5% of the Transaction Value; provided, however, that (A) such fee shall be divided
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equally  between  HMCo  and  any  additional  financial  advisor retained by the
Company with respect to such Sale Transaction as provided in the first sentence of Section 1(b) and (B) HMCo shall not be entitled to a fee with respect to any Sale Transaction for which the CEO elects not to retain a financial advisor.

     (c)     For  purposes of this Agreement, the term "Transaction Value" means
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(i)  in the case of a Stock Transaction, (A) the fair market value of the sum of
(1) all outstanding common equity securities of the Company immediately prior to such Stock Transaction and (2) the aggregate amount of common equity securities issuable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for common equity securities of the Company ("Common Equity Equivalents") immediately prior to such Stock Transaction (minus
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the cash proceeds to be received by the Company upon the conversion, exercise or exchange of such Common Equity Equivalents), (B) all cash, securities, settlement or termination amounts, notes or other debt instruments, and other consideration paid or to be paid, directly or indirectly, by the Company, the acquiring Person, any Surviving Entity or their respective Affiliates pursuant to or in connection with any consulting agreement, non-competition agreement, confidentiality agreement, severance agreement, settlement agreement or release agreement entered into, directly or indirectly, by the Company, the acquiring Person, any Surviving Entity or their respective Affiliates as a part of or in connection with the Stock Transaction (but excluding any fees payable pursuant to Section 3(b)) and (C) the principal amount of any indebtedness and the liquidation preference and accumulated and unpaid dividends of any preferred stock or similar items of the Company immediately prior to such Stock Transaction); provided, however, that if all or any part of such consideration
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referred  to  in  clause  (B)  above  is payable in whole or in part in property
(which term shall include the securities of any issuer other than the Company) other than cash, the fair market value of such property shall be determined as follows: (x) if such property consists of securities, such value shall be the last reported sales price, regular way on the day immediately preceding the Stock Purchase, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on The Nasdaq Stock Market or, if such security is not quoted on The Nasdaq Stock Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by HMCo and approved by the Company (which approval shall not be unreasonably withheld) or, if no such market is regularly made, as provided in clause (y) and (y) such value of property other than securities (or with respect to securities in which a market is not regularly made) shall be determined by the Company and HMCo in good faith or, if the Company and HMCo do not agree on the fair market value of such property within five (5) Business Days after HMCo s receipt of written notice describing and quantifying the non-cash consideration to be paid, then the Company and HMCo shall select one independent appraiser (with each of the Company and HMCo bearing one-half of the expense of such appraiser) to determine the fair market value of that property and the appraised fair market value of that property as determined by such appraiser shall be deemed the fair market value of that property and (ii) in the case of an Asset Transaction, the Asset Value of such Asset Transaction.

     4.     Reimbursement  of  Expenses.  In  addition to the compensation to be
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paid  pursuant  to  Section  3  hereof,  the  Company  agrees to reimburse HMCo, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by HMCo (a) as financial advisor to the Company or any of its Subsidiaries in connection with the Acquisition or (b) in connection with the performance by HMCo of the services contemplated by Section 1(b) hereof ("Reimbursable Expenses").
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
     5.     Indemnification.  The Company shall indemnify and hold harmless each
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of  HMCo,  its  affiliates, and their respective directors, officers, partners, members, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Exchange Act), if any, agents and employees (HMCo, its affiliates, and such other specified persons being collectively re-ferred to as "Indemnified Persons" and individually as an "Indemnified Person")
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from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those resulting from the negligence of the Indemnified Person and reasonable fees and disbursements of the respective Indemnified Person s counsel) which (a) are related to or caused by or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company or any of its Subsidiaries or (ii) actions taken or omitted to be taken by an Indemnified Person with the consent of the Company or any of its Subsidiaries or in conformity with instructions of the Company or any of its Subsidiaries or any actions or omissions of the Company or any of its Subsidiaries or (b) are otherwise related to or arise out of HMCo s engagement hereunder, and will reimburse each Indemnified Person for all costs and expenses, including reasonable fees of any Indemnified Person s counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo s acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. The Company will not however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (b) of the preceding sentence that have resulted primarily from HMCo s bad faith, gross negligence or willful misconduct. The Company also agrees that neither HMCo nor any other Indemnified Person shall have any liability to the Company or any of its Subsidiaries for or in connection with such engagement except for any claims, liabilities, losses, damages or expenses incurred by the Company or any such Subsidiary to the extent the same have resulted from HMCo s bad faith, gross negligence or willful misconduct. The Company further agrees that it will not, and the Company will cause its Subsidiaries not to, without the prior written consent of HMCo, such consent not to be unreasonably withheld, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. THE COMPANY HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES, OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

     The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion of the engagement created hereby or any termination of the engagement or this Agreement.

     It is understood that, in connection with HMCo s engagement, HMCo may also be engaged to act for the Company or any of its Subsidiaries in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in
Section 1 hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

     The Company further understands that if HMCo is asked to furnish the Company or any of its Subsidiaries a financial opinion letter or to act for the Company or any such Subsidiary in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

     6.     Confidential Information.  In connection with the performance of the
            ------------------------
services hereunder, HMCo agrees not to, and to use commercially reasonable efforts to cause its officers, directors, employees, agents and representatives acting on behalf of HMCo pursuant to this Agreement not to, divulge any confidential information, secret processes or trade secrets disclosed by the Company or any of its Subsidiaries to HMCo or any such person in connection with the providing of services by HMCo (or any such person on HMCo s behalf) as a financial advisor pursuant to this Agreement, unless the Company consents in advance to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process (in which case HMCo will use commercially reasonable efforts to provide the Company with as much advance notice as is reasonably practicable).

     7.     Governing  Law;  Jurisdiction  and  Venue.  This  Agreement shall be
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construed, interpreted, and enforced in accordance with the laws of the State of
Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to
Section 5 hereof, (b) waives, and agrees not to assert in any such suit, acting or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action or proceeding. Each of the parties consents to process being served in any such suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

     8.     Assignment.  This  Agreement  and  all  provisions  contained herein
            -----------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or Affiliates) by any of the parties without the prior written consent of the other parties.

     9.     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     10.     Other  Understanding.  All  discussions,  understandings,  and
             --------------------
agreements theretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          TRITON  ENERGY  LIMITED



                                          By:  /s/ Robert B. Holland, III
                                               --------------------------------
                                               Robert  B.  Holland,  III
                                               Interim Chief Executive  Officer
                                               and General  Counsel

                                          HICKS, MUSE & CO. PARTNERS, L.P.

                                          By:  HM  PARTNERS  INC.,
                                               its  General  Partner



                                               By:_________________________

                                               Name:_______________________

                                               Title:______________________

                    SCHEDULE "A"
                    ------------



     Chase  Bank  of  Texas
     ABA  #:  113000609
     Account  #:  08805113824
     Credit:  Hicks, Muse & Co. Partners, L.P.
     Reference: Payment of Acquisition Fees or Expenses by
                Triton  Energy  Limited